CERTIFICATION
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002


	The undersigned, Principal Executive Officer of Special Situations Fund III, L.P. (the "Registrant"), with respect to the Registrant's Form N-CSR for the period ended June 30, 2003 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

	1.	such Form N-CSR fully complies with the requirements of section
13(a) or 15(d) of the Securities Exchange Act of 1934; and

	2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated: January 12, 2004			___/s/Austin
Marxe_______________
					Austin Marxe, Principal Executive
Officer


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR filed with the Commission.


CERTIFICATION
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002


The undersigned, Principal Financial Officer of Special Situations Fund III, L.P. (the "Registrant"), with respect to the Registrant's Form N-CSR for the period ended June 30, 2003 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

	1.	such Form N-CSR fully complies with the requirements of section
13(a) or 15(d) of the Securities Exchange Act of 1934; and

	2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated: January 12, 2004			_/s/ Rose M.
Carling________________
					Rose M. Carling, Principal Financial
Officer


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR filed with the Commission.



EX-99.906CERT

EX-99.906CERT